UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                JANUARY 21, 2003
                Date of Report (Date of Earliest Event Reported)


                            IOWA FIRST BANCSHARES CORP.
             (Exact Name of Registrant as Specified in its Charter)


           IOWA                        2-89283                  42-1211285
(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
 Incorporation or Organization)                             (Identification No.)

                             300 EAST SECOND STREET
                              MUSCATINE, IOWA 52761
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (563) 263-4221


                                 NOT APPLICABLE
              (Former Name, Former Address and Former Fiscal Year,
                         if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits

         The following exhibit is filed as part of this Report:

                  Exhibit No.                         Description
                  -----------                         -----------
                       99.1               News Release dated January 21, 2003






Item 9.  Regulation FD Disclosure

     On January 21, 2003, Iowa First Bancshares Corp. issued a News Release announcing its 2002 financial results and dividend payment. A copy of the New Release is attached hereto as Exhibit 99.1.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IOWA FIRST BANCSHARES CORP.


Date:  January 21, 2003                      By:   /s/ Kim K. Bartling
                                                  ---------------------
                                             Name:  Kim K. Bartling
                                             Title: Executive Vice President
                                                    and Chief Operating Officer
                                                    & Treasurer

                                  EXHIBIT INDEX


     Exhibit No.                                         Description
     -----------                                         -----------
        99.1                                 News Release dated January 21, 2003